Reconciliation of Income Tax Expense (Benefit) Computed by Applying U.S. Statutory Federal Income Tax Rate against Income (Loss) before Income Taxes to Provision (Benefit) for Income Taxes (Detail) - USD ($)
$ in Thousands
	3 Months Ended	12 Months Ended
	May. 31, 2015	May. 31, 2015	May. 31, 2014	May. 31, 2013
Income Tax Rate Reconciliation [Line Items]
Income tax expense (benefit) at the U.S. statutory federal income tax rate		$ 158,638	$ 148,570	$ 61,912
Impact of foreign operations		(32,706)	(27,374)	(11,552)
State and local income taxes net of federal income tax benefit		4,140	4,519	1,979
Tax benefits from the domestic manufacturing deduction			(4,878)	(4,489)
Nondeductible fines and penalties			(2,002)	4,802
Nondeductible business expense		1,782	1,508	1,269
Valuation allowance		(10,455)	(2,998)	14,729
Unremitted foreign earnings	$ 106,227	106,227	2,500
Other		(2,701)	(1,342)	(1,610)
Provision for Income Taxes		$ 224,925	$ 118,503	$ 67,040
Effective Income Tax Rate		49.60%	27.90%	37.90%